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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT



Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported):      May 15, 1998


                            HICKORY TECH CORPORATION
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             (Exact name of registrant as specified in its charter)


            Minnesota                  0-13721              41-1524393
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     (State or other jurisdiction    (Commission           (IRS Employer
          of incorporation)          File Number)        Identification No.)


221 East Hickory Street, P.O. Box 3248, Mankato, MN                  56002-3248
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(Address of principal executive offices)                             (Zip code)




Registrant's telephone number including area code                (800) 326-5789

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On May 1, 1998, the Registrant, under terms of a purchase agreement dated December 17, 1997, completed a stock purchase of cellular property from Frontier Corporation in southern Minnesota. The cellular property, known in the industry as Minnesota's Rural Service Area (RSA) 10 is the "A-side" FCC license encompassing seven counties in south central Minnesota. The population of the serving area is 230,000 and overlaps the telephone line serving area of the Registrant's Minnesota telephone property. The acquisition price of $40,000,000 cash was accounted for as a purchase and approximately $36,000,000 of cost in excess of net tangible assets acquired was recorded.

The Registrant funded the acquisition by initiating a new revolving credit facility with a national banking syndicate with experience in financing telecommunications ventures. The $45,000,000 credit facility will finance the cellular acquisition and provide capital for additional corporate development. The Registrant's strong financial status earned a very favorable interest rate of approximately 6.5% varying with LIBOR rates. There are no mandatory principal repayment terms. The unsecured credit facility has a termination date of April 29, 2003.

The audited financial statements and pro forma financial information as of and for the year ended December 31, 1997, which are required as a result of this acquisition, are not included in this filing. The audited financial statements and pro forma financial information will be filed prior to July 15, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


 (c) Exhibits

     2 Stock Purchase Agreement between Frontier Cellular Holding Inc. and Frontier Corporation AND Hickory Tech Corporation dated December 17, 1997.


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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 1998


                            HICKORY TECH CORPORATION

                           By   /s/ Robert D. Alton, Jr.
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                               Robert D. Alton, Jr., Chief Executive Officer



                           By   /s/ David A. Christensen
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                               David A. Christensen, Chief Financial Officer




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                                            EXHIBIT INDEX


EXHIBIT NO.                               DOCUMENT DESCRIPTION
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
         2                                Stock Purchase Agreement between
                                          Frontier Cellular Holding Inc. and
                                          Frontier Corporation AND Hickory Tech
                                          Corporation dated  December 17, 1997.

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